UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2020

Lumber Liquidators Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33767	27-1310817
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4901 Bakers Mill Lane, Richmond, Virginia	23230
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (804) 463-2000

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol:	Name of exchange on which registered:
Common Stock, par value $0.001 per share	LL	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Board of Directors (the “Board”) of Lumber Liquidators Holdings, Inc. (the “Company”) has appointed Joseph M. Nowicki, 58, to serve as a Class I director, and to serve as a member of the Audit and Compliance and Regulatory Affairs Committees of the Board, all effective September 1, 2020. There are no arrangements or understandings between Mr. Nowicki and any other person pursuant to which he was selected as a director, and there are no transactions between Mr. Nowicki and the Company that would require disclosure under Section 404(a) of Regulation S-K.

Mr. Nowicki previously served as Executive Vice President and Chief Financial Officer of Beacon Roofing Supply, Inc., a distributor of commercial and residential roofing products and related building materials with over $7 billion in annual revenue, from 2013 until June 2020. Prior to assuming that position, he was Chief Financial Officer, Chief Compliance Officer and Treasurer of Spartan Motors, Inc., a specialty chassis, vehicle, truck body and aftermarket parts manufacturer for RV and emergency response customers. Mr. Nowicki served on the board of directors of Diversified Restaurant Holdings, Inc., owner and operator of Buffalo Wild Wings franchised restaurants, from 2010 to 2020, when it was acquired by a private investment firm. He also served on the board of directors of ASV Holdings, Inc., a compact tracked loader and skid-steer loader manufacturer, from 2017 to 2019, which was acquired by a private company in 2019. Mr. Nowicki received a B.S. degree at Canisius College and an MBA from the University of Michigan.

Mr. Nowicki’s compensation will be consistent with the compensation policies applicable to the Company’s other non-employee directors as disclosed in the Company’s Proxy Statement for the Company’s 2020 Annual Meeting of Stockholders.

The Company issued a press release on September 1, 2020 announcing the appointment of Mr. Nowicki, a copy of which is being furnished as an exhibit to this report and is incorporated by reference into this Item 5.02.

Item 9.01.	Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit No.	Description

99.1	Press release dated September 1, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LUMBER LIQUIDATORS HOLDINGS, INC.

Date: September 1, 2020	By:	/s/ Nancy A. Walsh
Nancy A. Walsh
Chief Financial Officer
(Principal Financial Officer)